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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 3, 2003 relating to the consolidated financial statements and financial statement schedule of Traffix, Inc., which appears in Traffix, Inc.'s Annual Report on Form 10-K for the year ended November 30, 2002.

PricewaterhouseCoopers LLP

Florham Park, New Jersey
September 25, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS